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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 2, 1999


                                     0-16979
                            (Commission File Number)


                         ------------------------------


                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)



       Bermuda                                Not applicable
(State of Incorporation)          (IRS Employer Identification Number)


    The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM11, Bermuda
              (Address of registrant's principal executive office)


                                  441-292-8674*
                         (Registrant's telephone number)


                         ------------------------------

*The executive offices of Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.


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



ITEM 2.  Acquisition of Assets

         On April 2, 1999, Tyco International (PA) Inc. ("Tyco (PA)"), a Pennsylvania corporation and a wholly-owned subsidiary of Tyco International Ltd ("Tyco"), a Bermuda company, consummated the merger of AMP Acquisition Corp., a wholly-owned subsidiary of Tyco (PA) with and into AMP Incorporated ("AMP"), in accordance with the Agreement and Plan of Merger (the "Merger Agreement") dated as of November 22, 1998 among Tyco (PA), AMP Acquisition Corp. and AMP. As a result of the merger, each share of AMP common stock outstanding as of April 2, 1999 was converted into the right to receive 0.7507 of a Tyco common share and cash in lieu of fractional shares, in accordance with the terms of the Merger Agreement.

         The  press  release  dated  April  5,  1999  of  Tyco   announcing  the
consummation of the merger is filed as an Exhibit to this Current Report of Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits.

Exhibit Number                      Title
--------------                      -----

99                                  Press Release dated April 5, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              TYCO INTERNATIONAL LTD.


                                              By:   /s/ Mark H. Swartz
                                                    ------------------
                                                    Mark H. Swartz
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  April 15, 1999

                                  Exhibit Index

Exhibit Number             Title                                       Page
--------------             -----                                       ----

99                         Press Release dated April 5, 1999.

                                                    Exhibit 99

FOR IMMEDIATE RELEASE                               CONTACT:
                                                    J. Brad McGee
                                                    Tyco International (US) Inc.
                                                    Senior Vice President
                                                    (603) 778-9700


                         TYCO ACQUIRES AMP INCORPORATED

                      JUERGEN GROMER NAMED PRESIDENT OF AMP

         Hamilton, Bermuda, April 5, 1999 - Tyco International Ltd. (NYSE-TYC, LSE-TYI, BSX-TYC) (Tyco), a diversified manufacturing and service company, announced today that it completed the merger with AMP Incorporated (NYSE: AMP)
(AMP) on April 2.

         AMP, with annual revenues of approximately $5.5 billion, designs, manufactures and markets a broad range of electronic, electrical, wireless and electro-optic connection devices and an expanding number of interconnection systems and connector-intensive assemblies. AMP's products have potential uses wherever an electronic, electrical, computer or telecommunications system is involved, and are becoming increasingly critical to the performance of these systems as voice, data, and video communications converge. The leader in its markets, AMP sells into the consumer and industrial, communications, automotive and personal computer markets.

         "This acquisition presents very attractive strategic opportunities for Tyco and an immediate positive impact to our bottom line," said L. Dennis Kozlowski, Tyco's Chairman and Chief Executive Officer. "Our goals are to make AMP the lowest-cost, most flexible and customer-focused manufacturer in the electronic and electrical components sector, providing significant revenue growth opportunities for the company. We expect to see significant margin improvement, double digit earnings growth and strong cash flows for the foreseeable future."

         Juergen Gromer, AMP's Corporate Vice President/Senior Vice President of Worldwide Sales and Services has been named President of AMP. Mr. Gromer, a 16-year veteran of AMP, will be responsible for AMP's worldwide businesses. Ed Federman, Tyco's Senior Vice President and Corporate Controller, has been promoted to the positions of AMP's Executive Vice President, as well as Chief Financial Officer. Mr. Federman, who has been with Tyco for 16 years, will be responsible for all financial and administrative aspects of AMP's worldwide operations, and will also be directly involved with AMP's integration into Tyco.

         Mr. Kozlowski said, "Juergen and Ed are a very strong team with complementary experience and skills. Juergen has extensive knowledge of AMP's products, extensive sales and marketing experience and a relentless commitment to customer issues. Ed brings significant financial and operating experience gained from a variety of positions of increasing responsibility from throughout Tyco's worldwide operations. I am confident that together they bring the skills necessary to increase AMP's revenue and profitability and create many growth opportunities for the AMP organization."

         Pursuant to the merger agreement, shareholders of AMP receive 0.7507 shares of Tyco for each share of AMP. As a result, a total of approximately 164 million shares will be issued by Tyco. At the close of business on April 1, 1999, the price of Tyco was $71.875 per share.

         Tyco International Ltd., a diversified manufacturing and service company, is the world's largest manufacturer, installer, and provider of fire protection systems and electronic security services, the largest manufacturer and servicer of electrical and electronic components and underwater telecommunications systems, the largest manufacturer of flow control valves, and has strong leadership positions in disposable medical products and plastics and adhesives. The Company operates in more than 80 countries around the world and has expected fiscal 1999 revenues in excess of $22 billion.

FORWARD LOOKING INFORMATION

         Certain statements in this release are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward looking statements involve risks and uncertainties. In particular, any statements contained herein regarding the consummation and benefits of future acquisitions, as well as expectations with respect to future sales, operating efficiencies and product expansion, are subject to known and unknown risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward looking statements include, among other things, overall economic and business conditions, the demand for the Company's goods and services, competitive factors in the industries in which the Company competes, changes in government regulation; changes in tax requirements (including tax rate changes, new tax laws and revised tax law interpretations); interest rate fluctuations and other capital market conditions, including foreign currency rate fluctuations; economic and political conditions in international markets, including governmental changes and restrictions on the ability to transfer capital across borders; the ability to achieve anticipated synergies and other cost savings in connection with acquisitions; the timing, impact and other uncertainties of future acquisitions; and the Company's ability and its customers' and suppliers' ability to replace, modify or upgrade computer programs in order to adequately address the year 2000 issue.